EXHIBIT 99.1

SolarWindow Achieves 12-Fold Increase in Rapid Prototyping of Electricity-Generating Glass & Plastics

NEW YORK and SEOUL, South Korea, Feb. 17, 2021 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (Symbol: WNDW) today reported a 500% increase in prototyping and testing speed; 12-fold increase in testing capacity and output; and 20-times reduction in material costs. Engineers attribute these record results to the Company’s new ‘high-output platform’ for lab-scale prototyping of SolarWindow electricity-generating plastics and glass for commercial building windows, transportation, greenhouses, and other applications.

The SolarWindow breakthrough announced today was achieved at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) in Golden, Colorado through a Cooperative Research and Development Agreement (CRADA) with SolarWindow.

TRANSPARENT
SOLARWINDOW™
POWERING LIGHTS
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12-Fold Increase in Rapid Prototyping of SolarWindow Electricity-Generating Glass & Plastics

A Breakout Year for SolarWindow

“2021 promises to be a breakout year for SolarWindow and our LiquidElectricity™ coatings, which can turn otherwise ordinary glass and plastics into electricity-generating products. We envision electricity-generating windows on buildings, self-charging automotive sunroofs, and applications in rail, marine, and more,” explained Ms. Alexandra Musk, SolarWindow Vice President of Brand & Business Development.

“We have an accomplished and determined management team with ample cash on hand to grow our operations, and now have a high-output technical platform to support the launch of a brand-new form of electrification,” stated Mr. Jay S. Bhogal, SolarWindow Chairman & CEO.

“I’m especially impressed by the scientific and engineering performance of our SolarWindow Innovation Group, whose results over the last two quarters have outpaced our development milestones,” continued Mr. Bhogal.

“Our results are impressive, repeatable, and faster than ever. We are now maximizing power and size, and optimizing engineering processes suitable for manufacturing of SolarWindow electricity-generating products -- all at a record pace,” stated Dr. James Whitaker, SolarWindow Principal Scientist.

Importantly, today’s new high-output prototyping platform will drive the Company’s roll-to-roll program for manufacturing. SolarWindow electricity-generating plastics and flexible glass have been produced using select roll-to-roll processes – a high-speed manufacturing method typical to commercial production of tinted window films, digital displays, printed electronics, and semiconductors.

In addition to supporting mass manufacturing, the Company has developed its high-output prototyping platform to maximize electrical power. Previously, SolarWindow Vice President of Engineering and Product Development, Mr. Patrick Sargent, demonstrated power with the Company’s largest and most transparent SolarWindow™ generating electricity from natural sunlight and artificial indoor light.

Announced today, the Company’s new high-output lab-scale prototyping platform has been accomplished under the leadership of Dr. James Whitaker, working through a CRADA in collaboration with NREL Researchers, namely: Dr. Bryon Larson; Dr. Bertrand Tremolet de Villers; Dr. David Ostrowski; Rosemary Bramante, MS; Mickey Wilson, MS; and Reilly Saban.

SolarWindow technologies, coatings, and applications processes are the subject of numerous patent awards with nearly 120 patent claims protected in the United States, Europe, China, and elsewhere. More than 200 additional patent claims are in-process in countries around the world, with over 90 granted and in-process patent and trademark filings.

About SolarWindow Technologies, Inc.
SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings that generate electricity when deposited onto glass or plastic. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow coatings and technologies can be applied to generate electricity on building facades, balcony railings, curtain walls, skylights, and shading systems, as well as automotive, truck, marine and aircraft applications, and consumer products and military uses.

SolarWindow operations include: Cooperative Research and Development Agreements with the U.S. Department of Energy’s National Renewable Energy Laboratories in the United States; and, executive management and operations primarily supported by contract partners and service providers, suppliers, and part-time and full-time contract staff, and Advisors in the United States, Canada, and South Korea.

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.